                                                                   EXHIBIT 10.7


                            REPRESENTATION AGREEMENT
                      CONCERNING THE REGISTRATION STATEMENT
                               AND THE PROSPECTUS

     THIS REPRESENTATION AGREEMENT is dated as of the ____ day of July, 1997 (hereinafter referred to as the "AGREEMENT"), by and among IDS Managed Futures, L.P., a Delaware limited partnership (the "PARTNERSHIP"), American Express Financial Advisors Inc. ("AEFA"); CIS Investments, Inc., a Delaware corporation ("CISI"); Cargill Investor Services, Inc., a Delaware corporation ("CIS"); IDS Futures Corporation, a Minnesota corporation ("IDS FUTURES") (CISI and IDS Futures are collectively referred to as the "GENERAL PARTNERS" and individually referred to as a "GENERAL PARTNER") and Welton Investment Corporation, a Delaware corporation ("WELTON").

                                  WITNESSETH:

     WHEREAS, the Partnership and the General Partners entered into an Advisory Contract with Welton, dated as of July 2, 1997, (the "ADVISORY AGREEMENT"), pursuant to which Welton has agreed to act as a commodity trading advisor to the Partnership with respect to the assets of the Partnership which the General Partners allocate to Welton's management for trading purposes; and

     WHEREAS, the Partnership is engaged in a continuous public offering (the "OFFERING") of units of limited partnership interest in the Partnership (the "UNITS") through AEFA, an affiliate of IDS Futures. In connection therewith on November 29, 1994, the Partnership filed with the United States Securities and Exchange Commission (the "SEC"), pursuant to the United States Securities Act of 1933, as amended (the "1933 ACT"), a registration statement on Form S-1, File No. 33-86894, and on June 26, 1995 filed Amendment No. 1 to such registration statement to register the Units, and as a part thereof a prospectus (which registration statement, together with all amendments thereto, shall be referred to herein as the "REGISTRATION STATEMENT" and which prospectus, together with all amendments and supplements thereto, in the forms filed with the SEC pursuant to Rule 424 under the 1933 Act shall be referred to herein as the "PROSPECTUS"); and

     WHEREAS, the parties hereto wish to set forth their duties and obligations to each other with respect to the Registration Statement and the Prospectus.

     NOW, THEREFORE, the parties agree as follows:

          1. REPRESENTATIONS AND WARRANTIES OF WELTON. Welton hereby represents and warrants to AEFA, CIS, the Partnership and the General Partners that:

              (a) All references in the Prospectus to (i) Welton and its affiliates and the controlling persons, shareholders, partners, directors, officers and employees of any of the foregoing (as applicable), (ii) Welton's trading systems and methods (hereinafter referred to as Welton's "TRADING APPROACH") and (iii) the actual past performance of discretionary accounts directed by Welton pursuant to the Diversified Portfolio, including the notes to the table reflecting such actual past performance (hereinafter referred to as Welton's "PAST PERFORMANCE HISTORY"), are complete and accurate in all material respects and as to such persons, the Trading Approach and the Past Performance History, the Registration Statement and Prospectus contain all information required to be included therein by the Commodity Exchange Act, as amended (the "CE ACT"), and the regulations thereunder, and do not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (with respect to the Prospectus, in light of the circumstances in which they were made) not misleading. The term "principal" in this Agreement shall have the same meaning as that term in

          Commodity Futures Trading Commission ("CFTC") Regulation
          Section 4.10(e) under the CE Act.

              (b) Welton will make no use of and will not distribute the Registration Statement, the Prospectus or the selling materials related thereto.

              (c) This Agreement has been duly and validly authorized, executed and delivered on behalf of Welton and is a valid and binding agreement enforceable in accordance with its terms except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws at the time in effect affecting the enforceability generally of rights of creditors, or by applicable general equity principles, and except that the enforceability of indemnification provisions may be limited under applicable federal or state securities, commodities or other laws. The performance of Welton's obligations under this Agreement and the consummation of the transactions set forth in this Agreement, in the Advisory Agreement and in the Prospectus are not contrary to the provisions of Welton's formation documents, as applicable, or to the best of its knowledge, after due inquiry, any applicable statute, law or regulation of any jurisdiction, and will not result in any violation, breach or default under any term or provision of any undertaking, contract, agreement or order to which Welton is a party or by which Welton is bound.

              (d) Welton has all governmental and regulatory licenses, registrations and approvals required by law as may be necessary to perform its obligations under the Advisory Agreement and this Agreement and to act as described in the Prospectus (including, without limitation, registration as a commodity trading advisor under the CE Act and membership as a commodity trading advisor with the National Futures Association ("NFA")).

              (e) Welton is, and at all times through the final monthly closing date of the Offering and during the term of this Agreement and the Advisory Agreement will be, a corporation duly formed and validly existing and in good standing under the laws of Delaware and in good standing and qualified to do business in each jurisdiction in which the nature or conduct of its business requires such qualifications and the failure to be so qualified would materially adversely affect Welton's ability to perform its obligations hereunder or under the Advisory Agreement. Welton has full capacity and authority to conduct its business and to perform its obligations under the Advisory Agreement and this Agreement, and to act as described in the Prospectus.

              (f) Welton has supplied to or made available for review by the General Partners and AEFA all documents, statements, agreements and workpapers requested by them relating to all accounts covered by Welton's Past Performance History which are in Welton's possession or to which it has access.

              (g)   Without limiting the generality of paragraph (a) of this
          Section 1, neither Welton nor any of its principals has managed, controlled or directed, on an overall discretionary basis, the trading for any commodity account which is required by CFTC regulations and the rules and regulations under the 1933 Act to be disclosed in the Registration Statement and the Prospectus which is not set forth in the Registration and the Prospectus as required.

              (h) Welton does not provide any services to any persons or conduct any business involving advice with respect to investments other than commodities (as defined in Section 2(a)(1) of the CE Act), commodity interests (as defined in CFTC Regulation Section 4.10(a) under the CE Act), and forward contracts on foreign currencies, except as has been disclosed in writing to the General Partners. Welton is not required to be registered as an investment adviser under the United States Investment Advisers Act of 1940, as amended (the "ADVISERS ACT") or any state law.

              (i) As of the date hereof, there has been no material change in Welton's Past Performance History as set forth in the Registration Statement or in the Prospectus under the caption "Past Performance of JWH and Welton" which has not been communicated in writing to and received by the General Partners and AEFA or their counsel.

              (j) Patrick Welton devotes, and will continue to devote, during the term of the Advisory Agreement and this Agreement, a substantial portion of his time to the conduct of the business of Welton.

              (k) Since the date of the Advisory Agreement, (i) there has not been any material adverse change in the condition, financial or otherwise, of Welton or in the earnings, affairs or business prospects of Welton, whether or not arising in the ordinary course of business, and (ii) there have not been any material transactions entered into by Welton other than those in the ordinary course of its business which have not previously been disclosed by Welton in writing to the General Partners.

              (l) Except as disclosed in the Registration Statement and the Prospectus, there is no pending, or to the best knowledge of Welton, after due inquiry, threatened or contemplated action, suit or proceeding before or by any court, governmental, administrative or self-regulatory body or arbitration panel to which Welton or its principals is a party, or to which any of the assets of

          Welton is subject which might reasonably be expected to result in any material adverse change in the condition (financial or otherwise), business or prospects of Welton or might reasonably be expected to materially adversely affect any of the material assets of Welton or which might reasonably be expected to (A) materially impair Welton's ability to discharge its obligations to the Partnership, or (B) result in an action, suit or proceeding which would require disclosure in the Registration Statement and/or the Prospectus; and Welton has not received any notice of an investigation by (i) the NFA regarding non-compliance with its rules or the CE Act, (ii) the CFTC regarding non-compliance with the CE Act, or the rules and regulations thereunder, or (iii) any exchange regarding non-compliance with its rules, which investigation might reasonably be expected to (A) materially impair Welton's ability to discharge its obligations to the Partnership or (B) result in a matter which would require disclosure in the Registration Statement and/or the Prospectus.

          2. COVENANTS OF WELTON. If, at any time during the term of the Advisory Agreement or this Agreement, Welton discovers any fact or omission, or any event or change of circumstances has occurred which would make Welton's representations and warranties in Section 1 inaccurate or incomplete in any material respect, or which might render the Prospectus, with respect to (i) Welton or its principals, (ii) Welton's Trading Approach, or (iii) Welton's Past Performance History, untrue or misleading in any material respect, Welton will provide immediate written notification to the Partnership, the General Partners, CIS and AEFA of any such fact, omission, event or change of circumstance, and the facts related thereto, and it is agreed that the failure to provide such notification or the failure to continue to be in compliance with the foregoing representations and warranties during the term of the Advisory Agreement or this Agreement within a reasonable time following such notification shall be cause for the Partnership and the General Partners to terminate the Advisory Agreement with Welton on prior written notice to Welton. Welton also agrees that from and after the Effective Date of the Registration Statement and until the final monthly closing date of the Offering, it will provide AEFA, the Fund and the General Partners with updated month-end information relating to the management by Welton of its Past Performance History as disclosed in the performance tables relating to the performance of Welton in the Prospectus under the caption "Past Performance of JWH and Welton." Welton shall use its best efforts to provide such information within a reasonable period of time after the end of the month to which such updated information relates and agrees to provide such information in a format which conforms to the past performance tables relating to Welton appearing in the Prospectus.

          3. MODIFICATION OF REGISTRATION STATEMENT OR PROSPECTUS. If any event or circumstance occurs as a result of which it becomes necessary, in the judgment of the General Partners and AEFA, to amend the Registration Statement in order to make the Registration Statement not materially misleading or to amend or to supplement the Prospectus in order to make the Prospectus not materially misleading in light of the circumstances existing at the time it is delivered to a subscriber, including any such amendment or supplement required to satisfy the requirement pertaining to commodity pool operator disclosure documents under the CE Act, as amended, subject to the limitations set forth in the Advisory Agreement, Welton will furnish such information with respect to itself and its principals, as well as its Trading Approach and Past Performance History as the General Partners or AEFA may reasonably request, and will cooperate to the extent reasonably necessary in the preparation of any required amendments or supplements to the Registration Statement and/or the Prospectus.

          4. WELTON'S CLOSING OBLIGATIONS. On or prior to the initial monthly closing with respect to the Offering that Welton manages assets of the Partnership pursuant to the Advisory Contract ("INITIAL CLOSING DATE"), Welton shall deliver or cause to be delivered, at the expense of Welton, to AEFA, the Partnership, and CIS and the General Partners, the reports, certificates, documents and opinions described below addressed to them and, except as may be set forth below, dated the Initial Closing Date:

              (a) A report from Welton which shall present, for the period from the date after the last day covered by such Advisor's Past Performance History as set forth under "Past Performance of JWH and Welton" in the Prospectus to the latest practicable day before the Initial Closing Date, figures which shall show the estimated past performance of Welton for such period, and which shall certify that, to the best of its knowledge, such figures are complete and accurate in all material respects.

              (b) A certificate of Welton in the form proposed prior to the Initial Closing Date by counsel to AEFA, the Partnership, CIS and the General Partners, with such changes in such form as are proposed by Welton or its counsel and are acceptable to AEFA, the Partnership, CIS and the General Partners and their counsel so as to make such form mutually acceptable to

          AEFA, the Partnership, CIS, the General Partners, Welton, and their respective counsel, to the effect that:

                   (i)   The representations and warranties of Welton in
               Section 1 above are true and correct in all material respects on the date of the certificate as though made on such date.

                  (ii) Nothing has come to such Welton's attention which would cause Welton to believe that, at any time from the time the Registration Statement initially became effective to the Initial Closing Date, the Registration Statement, as amended from time to time, or the Prospectus, as amended or supplemented from time to time, with respect to Welton, or the affiliates, controlling persons, shareholders, partners, directors, officers or employees of any of the foregoing (as applicable), or with respect to Welton's Trading Approach or Past Performance History, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein (with respect to the Prospectus, in light of the circumstances in which they were made) not misleading.

                 (iii) Since the initial effective date of the Registration Statement no event or change of circumstance has occurred with respect to Welton, or the affiliates, controlling persons, shareholders, partners, directors, officers or employees of any of the foregoing (as applicable), or with respect to Welton's Trading Approach or Past Performance History, which should have been set forth in an amendment of, or supplement to, the Registration Statement or the Prospectus but which has not been so set forth.

                  (iv) Welton has performed all covenants and agreements herein contained to be performed on its part at or prior to the Initial Closing Date.

              (c) A certificate of Welton (together with such supporting documents as are set forth in the certificate), in the form proposed prior to the Initial Closing Date by counsel to AEFA, the Partnership, CIS and the General Partners, with such changes in such form as are proposed by Welton or its counsel and are acceptable to AEFA, the Partnership, CIS and the General Partners and their respective counsel so as to make such form mutually acceptable to AEFA, the Partnership, CIS, the General Partners, Welton, and their respective counsel, with respect to, as applicable, (i) the continued effectiveness of the organizational documents of Welton, (ii) the continued effectiveness of Welton's registration as a commodity trading advisor under the CE Act and membership with the NFA and (iii) the incumbency and genuine signature of the President or Director of Welton.

              (d) A certificate from the State of Delaware, to be dated at, on or around the Initial Closing Date, with respect to Welton's formation and good standing.

              (e) An opinion of counsel, in form and substance satisfactory to the Partnership, CIS, the General Partners and AEFA and their respective counsel, to the following effect:

                   (i) Welton is (A) a duly formed and validly existing corporation in good standing under the laws of the State of Delaware, and validly existing, in good standing and qualified to do business in each other jurisdiction in which the nature or conduct of its business requires such qualification and the failure to be duly qualified would materially adversely affect Welton's ability to perform its obligations under this Agreement or the Advisory Agreement and (B) Welton has full corporate power and authority under its Certificate of Incorporation to perform its obligations under the Advisory Agreement and this Agreement, and to act as described in the Registration Statement and the Prospectus.

                  (ii) The Advisory Agreement and this Agreement have been duly and validly authorized, executed and delivered on behalf of Welton, and each agreement constitutes the legal, valid and binding obligations of Welton, enforceable in accordance with their respective terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws at the time in effect affecting the enforceability generally of rights of creditors, or by applicable general equity principles of specific performance, and except that the enforceability of the indemnification provisions may be limited under applicable federal or state securities, commodities and other laws; and the execution and delivery of such agreements and the incurrence of the obligations thereunder and the consummation of the transactions set forth in such agreements and in the Prospectus will not violate or result in a breach of Welton's formation documents, and, to the best of such counsel's knowledge, after due inquiry, will not result in any violation, breach or default under any term or provision of any undertaking, contract, agreement or order to which Welton is a party or by which Welton is bound.

                 (iii) Subject to the following paragraph, to the best of such counsel's knowledge, after due inquiry, Welton has obtained all required governmental and regulatory licenses, registrations and approvals required by law as may be necessary in order to perform its obligations under the Advisory Agreement and this Agreement and to act as described in the Registration Statement and the Prospectus (including, without limitation, registration as a commodity trading advisor under the Commodity Exchange Act, as amended, and membership as a commodity trading advisor with the
               NFA) and such licenses, registrations and approvals have not, to the best of such counsel's knowledge, after due inquiry, been rescinded, revoked or otherwise removed.

                  (iv) To the best of such counsel's knowledge, except as described in the Prospectus, there is no pending, threatened or contemplated action, suit or proceeding, known to such counsel, before or by any court, governmental or regulatory body or arbitration panel to which Welton or any of the assets of Welton or any of its principals is subject and which might reasonably be expected to result in any material adverse change in the condition (financial or otherwise), business or prospects of Welton or any of its principals or might reasonably be expected to materially adversely affect any of the assets of Welton or any of its principals or which might reasonably be expected to (A) materially impair Welton's ability to discharge its obligations to the Partnership or (B) result in a matter which would require disclosure in the Registration Statement or Prospectus; and, to the best of such counsel's knowledge, neither Welton nor any of its principals has received any notice of an investigation by (i) the NFA regarding non-compliance with its rules or the Commodity
               Exchange Act, as amended, (ii) the CFTC regarding non-compliance with such Act or the Regulations issued thereunder or (iii) any exchange, regarding non-compliance with its rules, which investigation might reasonably be expected to (A) materially impair Welton's ability to discharge its obligations to the Partnership or (B) result in a matter which would require disclosure in the Registration Statement or Prospectus.

                   (v) With respect to Welton and the affiliates, controlling persons, shareholders, partners, directors, officers and employees of any of the foregoing, as applicable, and with respect to Welton's Trading Approach and Past Performance History, nothing has come to the attention of such counsel that leads such counsel to believe that the Registration Statement (at the time it initially became effective and at the time any post-effective amendment thereto became effective) or the Prospectus (as first filed pursuant to Rule 424(b) of the 1933 Act or as subsequently filed pursuant to Rule 424 of the 1933 Act or at the Initial Closing Date) contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or which is necessary to make the statements therein (with respect to the Prospectus, in light of the circumstances in which they are made) not misleading, except that such counsel is not required to express any opinion or belief as to the financial statements or other financial or statistical data, or as to the Past Performance Tables contained in the Registration Statement or the Prospectus, under the heading "Past Performance of JWH and Welton".

          On or prior to subsequent monthly closings (each a "MONTHLY CLOSING DATE"), Welton shall deliver, at the expense of Welton, to AEFA, the Partnership, CIS and the General Partners the following report and certificate described below addressed to them, dated the Monthly Closing Date:

              (a) A report from Welton which shall present the estimated past performance of Welton for the period from the date after the last day covered by the Welton's Past Performance History as set forth under "Past Performance of JWH and Welton" in the Prospectus to the latest practicable day before the Monthly Closing Date, and which shall certify that, to the best of its knowledge, such figures are complete and accurate in all material respects.

              (b) A statement from Welton which shall certify that the statements, representations and warranties made in certificates delivered by Welton on the Initial Closing Date pursuant to Section 4 of this Representation Agreement remain true, made on the Monthly Closing Date, and such statements, representations and warranties may continue to be relied upon by the parties to whom they are addressed.

          5. WELTON'S ACKNOWLEDGMENTS. Welton acknowledges that the Partnership may at any time withdraw the Registration Statement from the SEC or otherwise terminate the Registration Statement or the offering of Units, and upon any such withdrawal or termination, this Agreement shall terminate and none of the parties hereto shall have any obligation to any other party pursuant to this Agreement.

          6. REPRESENTATIONS AND WARRANTIES OF THE PARTNERSHIP AND THE GENERAL PARTNERS. The Partnership and the General Partners hereby represent and warrant to Welton and CIS that:

              (a) On the Date hereof the Partnership is, and at all times through the final Monthly Closing Date and during the term of this Agreement and the Advisory Agreement will be, a duly formed and validly existing limited partnership in good standing under the laws of the state of Delaware, and each General Partner is, and at all times through the final Monthly Closing Date and during the term of this Agreement and the Advisory Agreement will be, a duly formed and validly existing corporation in good standing under the laws of the state of Delaware with respect to CISI and under the laws of the state of Minnesota with respect to IDS Futures, and each General Partner is, and at all times through the final Monthly Closing Date and during the term of this Agreement and the Advisory Agreement will be, in good standing and qualified to do business as a foreign corporation in each jurisdiction in which the nature or conduct of its business requires such qualifications and the failure to be so qualified would materially adversely affect its ability to act as general partner of the Partnership and perform its obligations hereunder and under the Advisory Agreement, and each has full capacity and authority to conduct its business and to perform its obligations under the Advisory Agreement and this Agreement, and to act as described in the Registration Statement and the Prospectus.

              (b) This Agreement has been duly and validly authorized, executed and delivered on behalf of the Partnership and each General Partner, respectively, and is a valid and binding agreement of the Partnership and each General Partner, respectively, enforceable in accordance with its terms. The performance of the Partnership's and each General Partner's obligations under this Agreement and the consummation of the transactions set forth in this Agreement, in the Advisory Agreement and in the Registration Statement and Prospectus are not contrary to the provisions of the Partnership's Limited Partnership Agreement or Certificate of Limited Partnership or each General Partner's Certificate of Incorporation, respectively, or to the best of their knowledge, after due inquiry, any applicable statute, law or regulation of any jurisdiction and will not result in any violation, breach or default under any term or provision of any undertaking, contract, agreement or order, to which the Partnership or each General Partner, respectively, is a party or by which the Partnership or each General Partner, respectively, is bound.

              (c) The Partnership and each General Partner have obtained all required governmental and regulatory licenses, registrations and approvals required by law as may be necessary to act as described in the Registration Statement and the Prospectus (including, without limitation, each General Partners' registration as a commodity pool operator under the CE Act and membership as a commodity pool operator with the NFA).

              (d) The Partnership is not required to be registered as an investment company under the United States Investment Company Act of 1940, as amended (the "INVESTMENT COMPANY ACT").

              (e) All authorizations, consents or orders of any court, or of any federal, state or other governmental or regulatory agency or body required for the valid authorization, issuance, offer and sale of the Units have been obtained, and, to the best of its knowledge, after due inquiry no order preventing or suspending the use of the Prospectus with respect to the Units has been issued by the SEC, the CFTC or the NFA. The Registration Statement and the Prospectus contain all statements which are required to be made therein, conform in all material respects with the requirements of the 1933 Act and the CE Act, and the rules and regulations of the SEC and the CFTC, respectively, thereunder, and with the rules of the NFA, and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (with respect to the Prospectus, in light of the circumstances in which they are made) not misleading, and at all times subsequent hereto up to and including the final Monthly Closing Date, the Registration Statement and the Prospectus will contain all statements required to be made therein and will conform in all material respects with the requirements of the 1933 Act and the CE Act, and the rules and regulations of the SEC and the CFTC, respectively, thereunder, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (with respect to the Prospectus, in light of the circumstances in which they are made) not misleading; PROVIDED, HOWEVER, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished to the General Partners, the Partnership or to AEFA by or on behalf of CIS or Welton, including, without limitation, all references to CIS or Welton and their affiliates, controlling persons, shareholders, partners, directors, officers and employees, as well as to Welton's Trading Approach and Past Performance History.

              (f) The General Partners and the Partnership shall not distribute the Registration Statement or the Prospectus.

          7. COVENANTS OF THE GENERAL PARTNERS AND THE PARTNERSHIP. If, at any time during the term of the Advisory Agreement or this Agreement, an event or change of circumstance has occurred which would make the General Partners' or the Partnership's representations and warranties in Section 6 of this Agreement inaccurate or incomplete in any material respect, the Partnership and the General Partners, as appropriate, promptly will provide notification to Welton and CIS of such event or change of circumstance and the facts related thereto, and it is agreed that the failure to provide such notification or the failure to continue to be in compliance with the foregoing representations and warranties during the term of this Agreement within a reasonable time following such notification shall be cause for Welton to terminate the Advisory Agreement on prior written notice to the Partnership and the General Partners.

          8. CLOSING OBLIGATIONS OF THE PARTNERSHIP AND THE GENERAL PARTNERS. On or prior to the initial closing with respect to the Offering ("INITIAL CLOSING DATE"), the Partnership and the General Partners, as specified below, shall deliver or cause to be delivered to Welton and CIS, the certificates, documents and opinions described below addressed to Welton and CIS and, except as may be set forth below, dated the Initial Closing
     Date:

              (a) Certificates of the Partnership and the General Partners, addressed to Welton and CIS, in the form proposed prior to the Initial Closing Date by counsel to the Partnership and the General Partners with such changes in such form as are proposed by Welton, CIS and their respective counsel and are acceptable to the Partnership, the General Partners and their counsel so as to make such form mutually acceptable to the Partnership, the General Partners, Welton, CIS and their respective counsel, with respect to, as applicable (i) the continued effectiveness of the Limited Partnership Agreement and the Certificate of Limited Partnership of the Partnership and the Certificate of Incorporation of each General Partner, (ii) the continued effectiveness of the registration of each General Partner as a commodity pool operator under the CE Act and membership with the NFA and (iii) the incumbency and genuine signature of the President and Secretary of each General Partner.

              (b) Certificates from the State of Delaware with respect to the Partnership and CISI and from the State of Minnesota with respect to IDS Futures to be dated at, on or around the Initial Closing Date as to the formation and good standing of the Partnership and each General Partner.

              (c) Certificates of the Partnership and the General Partners in the form proposed prior to the Initial Closing Date by counsel to the Partnership and the General Partners with such changes in such form as are proposed by Welton, CIS and their respective counsel and are acceptable to the Partnership, the General Partners and their counsel so as to make such form mutually acceptable to the Partnership, the General Partners, Welton, CIS and their respective counsel, to the effect that:

                   (i) The representations and warranties in Section 6 above are true and correct in all material respects on the date of the certificates as though made on such date, and

                  (ii) The Partnership and the General Partners have each performed all covenants and agreements herein contained to be performed on their part at or prior to the Initial Closing Date.

          On or prior to subsequent monthly closings, the Partnerships and the General Partners, as specified below, shall deliver or cause to be delivered to Welton and CIS, the certificates described below addressed to Welton and CIS, dated the Monthly Closing Date:

              (a) A certificate from each General Partner to the effect that the statements, representations and warranties made in certificates delivered by such General Partner on the Initial Closing Date pursuant to Section 8 of this Representation Agreement remain true, accurate and complete in all material respects as if made on the Monthly Closing Date, and such statements, representations and warranties may continue to be relied upon by the parties to whom they are addressed.

              (b) A certificate from the Partnership to the effect that the statements, representations and warranties made in certificates delivered by the Partnership on the Initial Closing Date pursuant to
          Section 8 of the Representation Agreement remain true, accurate and complete in all material respects as if made on the Monthly Closing Date, and such statements, representations and warranties may continue to be relied upon by the parties to whom they are addressed.

          9. REPRESENTATIONS AND WARRANTIES OF AEFA. AEFA hereby represents and warrants to Welton and to CIS that any use or distribution of the Registration Statement and the Prospectus will comply with the terms and conditions set forth in the Prospectus, with the Securities Act of 1933, as amended, the Securities Act of 1934, as amended, all applicable state securities laws, the rules and regulations promulgated under all such Acts and all such laws, and all applicable rules and regulations of the National Association of Securities Dealers, Inc. and any other self-regulatory organization.

         10. SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS. All representations, warranties and covenants in this Agreement, or contained in certificates required to be delivered hereunder, shall survive the delivery of any payment for the Units under the Selling Agreement and the termination of the Advisory Agreement and this Agreement, with respect to any matter arising while the Advisory Agreement or this Agreement was in effect. Furthermore, all representations, warranties and covenants hereunder shall inure to the benefit of the parties to this Agreement and their respective successors and permitted assigns.

         11. INDEMNIFICATION. (a) In any action in which AEFA, the Partnership, CIS, or the General Partners, or the controlling persons, shareholders, partners, directors, officers and/or employees of any of the foregoing are parties (other than an action brought by or in the right of Welton or by or in the right of any of the foregoing persons), Welton agrees (A) to indemnify and hold harmless the foregoing persons against any loss, claim, damage, charge, liability or expense (including, without limitation, reasonable attorneys' and accountants' fees) to which such persons may become subject, insofar as such loss, claim, damage, charge, liability or expense arises out of or is based upon (i) any misrepresentation or alleged misrepresentation or breach or alleged breach of any warranty, covenant or agreement of Welton contained in this Agreement or (ii) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or the Prospectus or the omission or the alleged omission to state in the Registration Statement or the Prospectus a material fact required to be stated therein or necessary to make the statements therein (with respect to the Prospectus, in light of the circumstances in which they are made), not misleading in each case under this subclause (ii) to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with information furnished by Welton, including, without limitation, all references to Welton and its affiliates, controlling persons, shareholders, partners, directors, officers and employees, as well as to Welton's Trading
     Approach and Past Performance History, and including but not limited to, any notification required and given under this Agreement, including liabilities under the 1933 Act, the Exchange Act and the CE Act, and (B) to reimburse each of the foregoing persons for any legal or other fees or expenses reasonably incurred in connection with investigating or defending any action or claim arising out of or based upon any of the foregoing.

         (b) In any action in which Welton, CIS, or the controlling persons, shareholders, partners, directors, officers and/or employees of any of the foregoing are parties (other than an action brought by or in the right of the Partnership, the General Partners or AEFA or by or in the right of any of the foregoing persons), the General Partners agree (A) to indemnify and hold harmless the foregoing persons against any loss, claim, damage, charge, liability or expense (including, without limitation, reasonable attorneys' and accountants' fees) to which such persons may become subject, insofar as such loss, claim, damage, charge, liability or expense arises out of or is based upon (i) any misrepresentation or alleged misrepresentation or breach or alleged breach of any warranty, covenant or agreement of the Partnership or the General Partners contained in this Agreement, or (ii) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or the Prospectus or the omission or the alleged omission to state in the Registration Statement or the Prospectus a material fact required to be stated therein or necessary to make the statements therein (with respect to the Prospectus, in light of the circumstances in which they are made), not misleading in each case under this subclause (ii) except to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with information furnished by CIS or Welton including, without limitation, all references to CIS or Welton and its affiliates, controlling persons, shareholders, partners, directors, officers and employees, as well as to Welton's Trading
     Approach and Past Performance History, and including but not limited to any notification required and given under this Agreement, including liabilities under the 1933 Act, the Exchange Act and the CE Act, and (B) to reimburse each of the foregoing persons for any legal or other fees or expenses reasonably incurred in connection with investigating or defending any action or claim arising out of or based upon any of the foregoing.

         (c) None of the indemnifications contained in this Section 11 shall be applicable with respect to default judgments, confessions of judgment or settlements entered into by an indemnified party claiming indemnification without the prior written consent of the indemnifying party.

         (d)   Promptly after receipt by an indemnified party under this
     Section 11 of notice of any claim or dispute or commencement of any action or litigation, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 11, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 11. In case any such claim, dispute, action or litigation is brought or asserted against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may wish, to assume the defense thereof, with counsel specifically approved in writing by such indemnified party, following notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof: in which event, the indemnifying party will not be liable to such indemnified party under this Section 11 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, but shall continue to be liable to the indemnified party in all other respects as heretofore set forth in this Section 11. Notwithstanding any other provisions of this Section 11, if, in any claim, dispute, action or litigation as to which indemnity is or may be available, any indemnified party reasonably determines that its interests are or may be, in whole or in part, adverse to the interests of the indemnifying party, the indemnified party may retain its own counsel in connection with such claim, dispute, action or litigation and shall continue to be indemnified by the indemnifying party for any legal or any other expenses reasonably incurred in connection with investigating or defending such claim, dispute, action or litigation.

         (e) Expenses incurred by an indemnified party in defending a threatened or asserted claim or a threatened or pending action may be paid by the indemnifying party in advance of final disposition or settlement of such matter, if and to the extent that the person on whose behalf such expenses are paid shall agree to reimburse the indemnifying party in the event indemnification is not permitted under this Section 11 upon final disposition or settlement. Expenses incurred in defending a threatened or pending civil, administrative or criminal action, suit or proceeding against Welton and one or both General Partners shall be paid initially by such General Partner(s), subject to subsequent proportionate reimbursement by Welton in the event of an unfavorable determination with respect to Welton; provided, that such initial payment of expenses shall not be made by such General Partner(s) on behalf of Welton if Welton elects to be represented by counsel of its own choice or if the defense of Welton involves distinct issues of law or of fact, and, provided further, that in the event of the initial payment of such expenses by such General Partner(s), such General Partner(s) shall have the exclusive right to select counsel.

         (f) The parties hereto acknowledge and agree on their own behalf that the indemnities provided in this Agreement shall be inapplicable in the event of any loss, claim, damage, charge or liability arising out of or based upon, but limited to the extent caused by, any misrepresentation or breach of any warranty, covenant, or agreement of any indemnified party to any indemnifying party contained in this Agreement.

     NOTICES. Each notice, request, demand, approval or other communications which may be or is required to be given under this Agreement shall be in writing in English and shall be deemed to have been properly given when delivered personally at the address set forth below for the intended party during normal business hours at such address, when sent by facsimile or other electronic transmission to the respective facsimile transmission numbers of the parties set forth below with telephone confirmation of receipt, or when sent by recognized overnight international courier service or by prepaid registered air mail, return receipt requested, postage prepaid, addressed as follows:

If to the Partnership:   IDS Managed Futures, L.P.
                         233 South Wacker Drive
                         Suite 2300
                         Chicago, Illinois  60606
                         Attention:  Barbara A. Pfendler
                         Facsimile:  (312) 460-4939
                         Confirm:  (312) 460-4926

     With a copy to:     Chapman and Cutler
                         111 West Monroe Street
                         Suite 1600
                         Chicago, Illinois  60603-4080
                         Attention:  Paul C. Kosin
                         Facsimile:  (312) 701-2361
                         Confirm:  (312) 845-3791

If to CISI:              CIS Investments, Inc.
                         233 South Wacker Drive
                         Suite 2300
                         Chicago, Illinois  60606
                         Attention:  Barbara A. Pfendler
                         Facsimile:  (312) 460-4939
                         Confirm:  (312) 460-4926

     With a copy to:     Chapman and Cutler
                         111 West Monroe Street
                         Suite 1600
                         Chicago, Illinois  60603-4080
                         Attention:  Paul C. Kosin
                         Facsimile:  (312) 701-2361
                         Confirm:  (312) 845-3791

If to IDS Futures:       IDS Tower 10
                         Minneapolis, Minnesota  55440
                         Attention:  Ronald Powell, Esq.
                         Facsimile:  (612) 671-3767
                         Confirm:  (612) 671-2088

If to Welton:            VIA REGULAR MAIL
                         Welton Investment Corporation
                         P.O. Box 6147
                         Carmel, California 93921-6147
                         Attention:  Patrick Welton
                         Facsimile:  (408) 626-5199
                         Confirm:  (408) 626-5190

                         VIA COURIER SERVICE
                         Welton Investment Corporation
                         Eastwood Building, 2nd Floor
                         San Carlos Between 5th and 6th
                         Carmel, California  93921-6147

     With a copy to:     Rosenman & Colin LLP
                         575 Madison Avenue
                         17th Floor
                         New York, New York  10022
                         Attention:  Fred M. Santo
                         Facsimile:  (212) 940-7079
                         Confirm:  (212) 940-8720

If to CIS:               Cargill Investor Services, Inc.
                         233 South Wacker Drive
                         Suite 2300
                         Chicago, Illinois  60606
                         Attention:  L. Carlton Anderson
                         Facsimile: (312) 460-4939
                         Telephone: (312) 460-4925

     With a copy to:     Linda Cutler, Esq.
                         Cargill, Incorporated
                         Cargill Office Center
                         15407 McGinty Road West
                         Minnetonka, Minnesota  55391
                         Facsimile:  (612) 742-6349
                         Telephone:  (612) 742-6377

If to AEFA:              American Express Financial Advisors Inc.
                         IDS Tower 10
                         Minneapolis, Minnesota  55440
                         Attention:  Ronald Powell, Esq.
                         Facsimile:  (612) 671-3767
                         Telephone:  (612) 671-2088

Notices shall be given to such other addressee or address, or both, or by way of such other facsimile transmission number, as a particular party may from time to time designate by written notice to the other parties hereto. Each notice, request, demand, approval or other communication which is sent in accordance with this Section shall be deemed given and received for all purposes of this Agreement as of five business days after the date of deposit thereof for prepaid registered air mail in a duly constituted post office or branch thereof in the county of origin of the sending party, two business days after deposit with a recognized overnight international courier service or, in the case of a facsimile transmission, the earlier of (i) confirmation of receipt of said facsimile transmission by the intended recipient thereof or a person at the same business address as said intended recipient; or (ii) electronic verification by the sender's facsimile machine of the receipt of said facsimile transmission by the intended recipient's facsimile machine; provided, however, that any such electron verification which does not occur prior to 5:00 p.m. (local time of the recipient thereof) a business day shall be deemed to have occurred at 9:00 a.m. (local time of the, recipient: thereof) on the next business day following the date of such electronic verification. Notice given to a party hereto by any other method shall only be deemed to be given and received when actually received in writing by such party.

         13. GOVERNING LAW. This Agreement shall be deemed to be made under the laws of the State of Delaware applicable to contracts made and to be performed in that State and shall be governed by and construed in accordance with the laws of that State, without regard to the conflict of laws principles.

         14. ARBITRATION. The parties hereto agree that any dispute relating to the subject matter of this Agreement shall be settled and determined by arbitration in the City of Chicago pursuant to the rules of the National Futures Association.

         15. ASSIGNMENT. This Agreement may not be assigned by any party without the express prior written consent of each of the other parties hereto.

         16. AMENDMENT OR MODIFICATION. This Agreement may not be amended or modified except by the written consent of each of the parties hereto.

         17. SUCCESSORS. Except as forth in Section 10, this Agreement is made solely for the benefit of and shall be binding upon the Partnership, CIS, each General Partner, AEFA and Welton, and the respective successors and permitted assigns of each of them, and no other person shall have any right or obligation under this Agreement. The terms "SUCCESSORS" and "ASSIGNS" shall not include any purchasers, as such, of Units.

         18. SURVIVAL. The provisions of this Agreement shall survive the termination of this Agreement with respect to any matter arising while this Agreement was in effect.

         19. NO WAIVER. No failure or delay on the part of any party hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. Any waiver granted hereunder must be in writing and shall be valid only in the specific instance in which given.

         20. HEADINGS. Headings to Sections herein are for the convenience of the parties only, and are not intended to be or to affect the meaning or interpretation of this Agreement.

         21. COMPLETE AGREEMENT. Except as otherwise provided herein, this Agreement and the Advisory Agreement, as amended, constitute the entire agreement between the parties with respect to the matters referred to herein, and no other agreement, verbal or otherwise, shall be binding upon the parties hereto.

        22. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one original instrument.

     IN WITNESS WHEREOF, this Representation Agreement has been executed as of the date and year first above written.

IDS MANAGED FUTURES, L.P.

By  CIS INVESTMENTS, INC.,
    General Partner                 AMERICAN EXPRESS FINANCIAL ADVISORS INC.


By_______________________________   By _____________________________________
  Its_____________________________   Its____________________________________



By IDS FUTURES CORPORATION,         CARGILL INVESTOR SERVICES, INC.
    General Partner


By_______________________________   By _____________________________________
  Its_____________________________   Its____________________________________



CIS INVESTMENTS, INC.               WELTON INVESTMENT CORPORATION


By_______________________________   By _____________________________________
  Its_____________________________   Its____________________________________



IDS FUTURES CORPORATION


By_______________________________
  Its_____________________________